EXHIBIT 99.2

                       REGISTRATION RIGHTS AGREEMENT


      This REGISTRATION RIGHTS AGREEMENT ("Agreement"), dated as of July 4, 1998, is between PROFFITT'S, INC., a Tennessee corporation ("Parent"), and certain specified stockholders of SAKS HOLDINGS, INC., a Delaware corporation (the "Company").

      WHEREAS, Parent and the Company have entered into an Agreement and Plan of Merger (the "Merger Agreement") contemporaneously with the execution of this Agreement pursuant to which stockholders of the Company will receive Common Stock of the Parent ("Parent Common Stock");

      WHEREAS, following consummation of the transactions contemplated by the Agreement and Plan of Merger (the "Merger"), Parent will own 100% of the stock of the Company;

      WHEREAS, the stockholders of the Company party hereto are the only affiliates of the Company that will be limited under Rule 145 in their ability to dispose of their shares of Parent Common Stock received in the Merger; and

      WHEREAS, the parties hereto desire to enter into this Agreement which sets forth the terms of certain registration rights applicable to the Registrable Securities (as defined below) subsequent to the Merger.

      NOW, THEREFORE, upon the terms and conditions, and the mutual promises herein contained, and for good and valuable consideration, the receipt and adequacy of which are acknowledged, the parties hereto agree as follows:

      1. Certain Definitions. Capitalized terms not defined herein shall have the same meaning as they have in the Merger Agreement. As used in this Agreement, the following initially capitalized terms shall have the following meanings:

      (a) "Affiliate" means, with respect to any person, any other person who, directly or indirectly, is in control of, is controlled by or is under common control with the former person.

      (b) "Holder" means any of the former stockholders of the Company listed on Exhibit A attached hereto or their respective successors, permitted transferees or assignees.

      (c) "In Registration" means, with respect to the Parent, that there has been an organizational meeting with underwriters regarding a proposed public offering of Parent's securities.

      (d) "Registrable Securities" means Parent Common Stock received in the Merger, any stock or other securities into which or for which such Parent Common Stock may hereafter be changed, converted or exchanged, and any other securities issued to holders of such Parent Common Stock (or such shares into which or for which such shares are so changed, converted or exchanged) upon any reclassification, share combination, share subdivision, share dividend, merger, consolidation or similar transactions or events, provided that (x) any such securities shall cease to be Registrable Securities (i) if a registration statement with respect to the sale of such securities (other than a registration statement relating to the initial issuance of Parent Common Stock in the Merger) shall have become effective under the Securities Act and such securities are sold pursuant to such registration statement, (ii) if such securities shall have been distributed pursuant to Rule 144, Rule 144A or Rule 145(d) and (y) all such securities held by any Holder (and all other Holders with whom such Holder should aggregate sales under Rule 144(e)) shall cease to be Registrable Securities if such securities do not exceed the amount specified in Rule 144(e)(1)(i).

      (e) "Registration Expenses" means all reasonable expenses in connection with any registration of securities pursuant to this Agreement including, without limitation, the following: (i) SEC filing fees; (ii) the fees, disbursements and expenses of Parent's counsel and accountants in connection with the registration of the Registrable Securities to be disposed of under the Securities Act; (iii) all expenses in connection with the preparation, printing and filing of the registration statement, any preliminary prospectus or final prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to any Holders, underwriters and dealers and all expenses incidental to delivery of the Registrable Securities; (iv) the cost of producing blue sky or legal investment memoranda; (v) all expenses in connection with the qualification of the Registrable Securities to be disposed of for offering and sale under state securities laws, including the fees and disbursements of counsel for the underwriters or Holders in connection with such qualification and in connection with any blue sky and legal investments surveys; (vi) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Registrable Securities to be disposed of; (vii) transfer agents', depositaries' and registrars' fees and the fees of any other agent appointed in connection with such offering; (viii) all security engraving and security printing expenses; (ix) all fees and expenses payable in connection with the listing of the Registrable Securities on each securities exchange or inter-dealer quotation system on which a class of common equity securities of Parent is then listed and (x) courier, overnight, and delivery expenses; provided further that Registration Expenses shall not include any underwriting discounts, commissions or fees attributable to the sale of the Registrable Securities.

      (f) "Restricted Securities" has the same meaning as in Rule 144(a)(3) (as hereinafter defined).

      (g) "Rule 144" means Rule 144 promulgated under the Securities Act, or any successor rule to similar effect.

      (h) "Rule 144A" means Rule 144A promulgated under the Securities Act, or any successor rule to similar effect.

      (i) "Rule 145" means Rule 145 promulgated under the Securities Act, or any successor rule to similar effect.

      (j)  "SEC" means the United States Securities and Exchange Commission.

      (l) "Securities Act" means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations of the SEC promulgated thereunder.

      2.   Demand Registration.

      (a) At any time after the publication by the Parent of financial results covering at least 30 days of post Merger combined operations, upon written notice from the Representatives (as hereinafter defined) in the manner set forth in Section 11(h) hereof requesting that the Parent effect the registration under the Securities Act of any or all of the Registrable Securities, which notice shall specify the intended method or methods of disposition of such Registrable Securities, the Parent shall use its reasonable best efforts to effect, in the manner set forth in Section 5, the registration under the Securities Act of all of such Registrable Securities for disposition in accordance with the intended method or methods of disposition stated in such request, provided that:

           (i) if, within 5 business days of receipt of a registration request pursuant to this Section 2(a), Parent is advised in writing (with a copy to the Holder requesting registration) by the lead underwriter of the proposed offering described below that, in such firm's good faith opinion, a registration at the time and on the terms requested would materially and adversely affect any immediately planned offering of securities by Parent as to which Parent was In Registration prior to receipt of notice requesting registration pursuant to this Section 2(a) (a "Transaction Blackout"), Parent shall not be required to effect a registration pursuant to this Section 2(a) until the earliest of (A) the abandonment of such offering or (B) 120 days after receipt by the Holder requesting registration of the lead underwriter's written opinion referred to above in this subsection
      (i));

           (ii) if, while a registration request is pending pursuant to this Section 2(a), Parent has determined in good faith that the filing of a registration statement would require the disclosure of material non-public information that Parent has a bona fide business purpose for preserving as confidential, Parent shall not be required to effect a registration pursuant to this Section 2(a) until the earlier of (1) the date upon which such material information is otherwise disclosed to the public or ceases to be material or Parent is able to so comply with applicable SEC requirements, as the case may be, and (2) 90 days after Parent makes such good-faith determination;

           (iii) Parent shall not be obligated to file a registration statement relating to a registration request pursuant to this Section 2: (A) if such registration request is for a number of Registrable Securities with a then market value of less than $150 million or (B) more than 36 months have elapsed since the Effective Time;

           (iv) at least four months have elapsed since the last request made by the Representatives on behalf of any Holders; and

           (v) no more than three demands under this Section 2 shall be required to be honored.

      (b) Notwithstanding any other provision of this Agreement to the contrary:

           (i) a registration requested on behalf of a Holder pursuant to this Section 2, shall not be deemed to have been effected (and, therefore, not requested for purposes of subsection 2(a)), (A) unless the registration statement filed with respect to such Holder's Registrable Securities has become effective or (B) if after it has become effective such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason other than a misrepresentation or an omission by such Holder and, as a result thereof, all of the Registrable Securities requested to be registered cannot be distributed in accordance with the plan of distribution set forth in the related registration statement or (C) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied (other than by reason of an act or omission by such Holder) or waived by the underwriters; and

           (ii)  a registration requested by a Holder pursuant to this
      Section 2 and later withdrawn at the request of such Holder shall be deemed to have been effected (and, therefore, requested for purposes of Section 2(a)), whether withdrawn by the Holder prior to or after the effectiveness of such requested registration, unless such request is withdrawn by a Holder prior to the filing of a registration statement with the SEC; and

      (c) In the event that any registration pursuant to this Section 2 shall involve, in whole or in part, an underwritten offering, a Holder shall have the right to designate an underwriter reasonably satisfactory to Parent as a co-manager of such underwritten offering and Parent shall have the right to designate the lead underwriter reasonably satisfactory to the Holder of such underwritten offering.

      (d) Parent shall have the right to cause the registration of additional securities for sale for the account of any person (including Parent) in any registration of Registrable Securities requested by a Holder pursuant to Section 2(a); provided that Parent shall not have the right to cause the registration of such additional securities if such person is advised in writing (with a copy to the Parent) by the lead underwriter that, in such firm's good faith opinion, registration of such additional securities would materially and adversely affect the offering and sale of the Registrable Securities then contemplated by such Holder.

      3. Piggyback Registration. If Parent at any time proposes to register any of its Common Stock or any other of its common equity securities, including any security convertible into or exchangeable for any of its common equity securities (collectively, "Other Securities") under the Securities Act (other than a registration described in paragraph (c) of this Section), whether or not for sale for its own account, in a manner which would permit registration of Registrable Securities for sale for cash to the public under the Securities Act, it will each such time give prompt written notice to Investcorp Management Services, LTD., as representative of the Holders (the "Representative") of its intention to do so at least 20 business days prior to the anticipated filing date of the registration statement relating to such registration. Such notice shall offer Holders the opportunity to include in such registration statement any or all of the Registrable Securities owned by each such Holder. Upon the receipt of Parent's notice (which request shall specify the number of Registrable Securities intended to be disposed of and the intended method of disposition thereof), Parent shall effect, in the manner set forth in
 Section 5, in connection with the registration of the Other Securities, the registration under the Securities Act of all Registrable Securities which Parent has been so requested to register, to the extent required to permit the disposition (in accordance with such intended methods thereof) of the Registrable Securities so requested to be registered, provided that:

      (a) if at any time after giving written notice of its intention to register other securities and prior to the effective date of such registration, Parent shall determine for any reason not to register or to delay registration of such securities, Parent may, at its election, give written notice of such determination to the Representative and, thereupon,
 (A) in the case of a determination not to register, Parent shall be relieved of its obligation to register any Registrable Securities in connection with such registration and (B) in the case of a determination to delay such registration, Parent shall be permitted to delay registration of any Registrable Securities requested to be included in such registration for the same period as the delay in registering such Other Securities;

      (b)  (i) if the registration referred to in the first sentence of this
 Section 3 is to be an underwritten primary registration on behalf of Parent, and the managing underwriter advises Parent in writing (with a copy to the Representative) that, in such firm's good faith opinion, such offering would be materially and adversely affected by the inclusion therein of the Registrable Securities requested to be included therein, Parent shall include in such registration: (1) first, all securities Parent proposes to sell for its own account ("Parent Securities"), and (2) second, up to the full number of (A) Registrable Securities held by Holders requested to be included in such registration and (B) other securities, if any, requested to be included therein by the holders thereof (the "Other Holders"), in excess of the number or dollar amount of securities Parent proposes to sell which, in the good-faith opinion of the managing underwriter, can be so sold without so materially and adversely affecting such offering (and, if less than the full number of such Registrable Securities and securities held by Other Holders, allocated pro rata among the Holders of such Registrable Securities and the Other Holders on the basis of the number of securities requested to be registered in such registration by each such Holder and each such Other Holder); and (ii) if the registration referred to in the first sentence of this Section 3 is to be an underwritten secondary registration on behalf of Other Holders and the managing underwriter of such secondary registration on behalf of Other Holders and the managing underwriter of such secondary offering advises Parent in writing that in its good-faith opinion such offering would be materially and adversely affected by the inclusion therein of the Registrable Securities requested to be included therein, Parent shall include in such registration the amount of securities (including Registrable Securities) that the managing underwriter advises can be so sold without materially affecting such offering, allocated pro rata among the Other Holders and the Holders on the basis of the number of securities (including Registrable Securities) requested to be included therein by each Other Holder and each Holder.

      (c) Parent shall not be required to effect any registration of Registrable Securities under this Section 3 incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, subscription offers, dividend reinvestment plans or stock option or other executive or employee benefit or compensation plans; and

      (d)  no registration of Registrable Securities effected under this
 Section 3, standing alone, shall relieve Parent of its obligation to effect a registration of Registrable Securities pursuant to Section 2 hereof.

      4.   Expenses, Underwriting Discounts, Commissions and Fees.   Parent
 agrees to pay all Registration Expenses with respect to an offering pursuant to Section 2 hereof, provided that, Parent shall have no obligation to pay any underwriting discounts, commissions or fees or the fees and expenses of Holders' counsel relating to Registrable Securities, all of which shall be borne by the Holders.

      5. Registration and Qualifications. If and whenever Parent is required to use its reasonable best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2 or 3 hereof, Parent shall:

      (a) prepare and file a registration statement under the Securities Act relating to the Registrable Securities to be offered as soon as practicable, but in no event later than 30 days (45 days if the applicable registration form is other than Form S-3) after the date notice is given, and use its reasonable best efforts to cause the same to become effective within 60 days after the date notice is given (90 days if the applicable registration form is other than Form S-3);

      (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for 90 days (or, in the case of an underwritten offering, such shorter time period as the underwriters may require);

      (c) furnish to the Representative and to any underwriter of such Registrable Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, and such other documents, as the Representative or such underwriter may reasonably request in order to facilitate the public sale of the Registrable Securities, and a copy of any and all transmittal letters or other correspondence to, or received from the SEC or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering;

      (d) use its reasonable best efforts to register or qualify all Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as may be necessary to offer and sell the Registrable Securities in those jurisdictions, and use its reasonable best efforts to obtain all appropriate registration, permits and consents required in connection therewith, and do any and all other acts and things which may be necessary or advisable to enable the Holders or any such underwriter to consummate the disposition in such jurisdictions of its Registrable Securities covered by such registration statement; provided that Parent shall not for any such purpose be required to register or qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, or to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

      (e) (i) use its reasonable best efforts to furnish an opinion of counsel for Parent addressed to the underwriters and the Representatives and dated the date of the closing under the underwriting agreement (if any) (or if such offering is not underwritten, dated the effective date of the registration statement), and (ii) use its reasonable best efforts to furnish a letter addressed to the Representative, if permissible under applicable accounting practices, and signed by the independent public accountants who have audited Parent's financial statements included in such registration statement, in each such case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities and such other matters as the Representative may reasonably request and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements;

      (f) immediately notify each Holder of Registrable Securities included in such registration (each a "Selling Holder") in writing (i) at any time when a prospectus relating to a registration pursuant to Section 2 or 3 hereof is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of any material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (ii) of any request by the SEC or any other regulatory body or other body having jurisdiction in respect of any amendment of or supplement to any registration statement or other document relating to such offering, and in either such case (i) or (ii) at the request of the Representative, prepare and furnish to the Representative a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading;

      (g) furnish unlegended certificates representing ownership of the Registrable Securities being sold in such denominations as shall be requested by the Representative or the underwriters; and

      (h) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC relating to the registration and distribution of the Registrable Securities, and take all other reasonable steps necessary and appropriate to effect all registrations in the manner contemplated by this Agreement.

      6.   Underwriting; Due Diligence.

      (a) If requested by the underwriters for any underwritten offering of Registrable Securities pursuant to a registration requested under this Agreement, Parent shall enter into an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by Parent and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distribution, including, without limitation, indemnities and contribution substantially to the effect and to the extent provided in Section 7 hereof and the provision of opinions of counsel and accountants' letters to the effect and to the extent provided in Section 5(e) hereof. The Selling Holders on whose behalf the Registrable Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement and the representations and warranties by, and the other agreements on the part of, Parent to and for the benefit of such underwriters, shall also be made to and for the benefit of such Selling Holders. Such underwriting agreement shall also contain such representations and warranties by the Selling Holders on whose behalf the Registrable Securities are to be distributed as are customarily contained in underwriting agreements with respect to secondary distributions.

      (b) In the event that any registration pursuant to Section 3 shall involve, in whole or in part, an underwritten offering, Parent may require the Registrable Securities requested to be registered pursuant to Section 3 to be included in such underwriting on the same terms and conditions as shall be applicable to the other securities being sold through underwriters under such registration. If requested by the underwriters for such underwritten offering, the Selling Holders on whose behalf the Registrable Securities are to be distributed shall enter into an underwriting agreement with such underwriters, such agreement to contain such representations and warranties by the Selling Holders and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including without limitation, indemnities and contribution substantially to the effect and to the extent provided in
 Section 7 hereof. Such underwriting agreement shall also contain such representations and warranties by Parent and such other person or entity for whose account securities are being sold in such offering as are customarily contained in underwriting agreements with respect to secondary distributions.

      (c) In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act, Parent shall give the Representative and the underwriters, if any, and their respective counsel and accountants, such reasonable and customary access to its books and records and such opportunities to discuss the business of Parent with its officers and the independent public accountants who have certified Parent's financial statements as shall be necessary, in the opinion of the Representative and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

      7.   Indemnification and Contribution.

      (a) In the case of each offering of Registrable Securities made pursuant to this Agreement, Parent agrees to indemnify and hold harmless each Holder, its officers and directors, each underwriter of Registrable Securities so offered and each person, if any, who controls any of the foregoing persons within the meaning of Section 15 of the Securities Act, from and against any and all claims, liabilities, losses, damages, expenses and judgments, joint or several, to which they or any of them may become subject, under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, and shall promptly reimburse them, as and when incurred, for any reasonable legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as such losses, claims, damages, liabilities or actions shall arise out of, or shall be based upon, any untrue statement or alleged untrue statement of a material fact contained in the registration statement (or in any preliminary or final prospectus included therein, or any amendment thereto or supplement thereto, or in any document incorporated by reference therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading); provided, however, that Parent shall not be liable to a particular Holder in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement, or any omission, if such statement or omission shall have been made in reliance upon and in conformity with information relating to such Holder furnished to Parent in writing by or on behalf of such Holder specifically for use in the preparation of the registration statement (or in any preliminary or final prospectus included therein) or any amendment thereof or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of a Holder and shall survive the transfer of such securities. The foregoing indemnity agreement is in addition to any liability which Parent may otherwise have to each Holder, its officers and directors, underwriters of the Registrable Securities or any controlling person of the foregoing; provided, further, that, as to any underwriter or any person controlling any underwriter, this indemnity does not apply to any loss, liability, claim, damage or expense arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary prospectus if a copy of a prospectus was not sent or given by or on behalf of an underwriter to such person asserting such loss, claim, damage, liability or action at or prior to the written confirmation of the sale of the Registrable Securities as required by the Securities Act and such untrue statement or omission had been corrected in such prospectus.

      (b) In the case of each offering made pursuant to this Agreement, each Holder of Registrable Securities included in such offering, by exercising its registration rights hereunder, agrees to indemnify and hold harmless Parent, its officers and directors and each person, if any, who controls any of the foregoing (within the meaning of Section 15 of the Securities Act), from and against any and all claims, liability, losses, damages, expenses and judgments, joint or several, to which they or any of them may become subject, under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced, or threatened, and shall promptly reimburse them, as and when incurred, for any legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages, liabilities or actions shall arise out of, or shall be based upon, any untrue statement or alleged untrue statement of a material fact contained in the registration statement (or in any preliminary or final prospectus included therein) or any amendment thereof or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement of a material fact is contained in, or such material fact is omitted from, information relating to such Holder furnished in writing to Parent by or on behalf of such Holder specifically for use in the preparation of such registration statement (or in any preliminary or final prospectus included therein). The foregoing indemnity is in addition to any liability which such Holder may otherwise have to Parent, or any of its directors, officers or controlling persons; provided, however, that, as to any underwriter or any person controlling any underwriter, this indemnity does not apply to any loss, liability, claim, damage or expense arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary prospectus if a copy of a prospectus was not sent or given by or on behalf of an underwriter to such person asserting such loss, claim, damage, liability or action at or prior to the written confirmation of the sale of the Registrable Securities as required by the Securities Act and such untrue statement or omission had been corrected in such prospectus. In no event, however, shall a Holder be required to pay pursuant to this Section 7(b) an amount in the aggregate in excess of the net proceeds received by such Holder in connection with the sale of Registrable Securities in the offering which is the subject of such loss, claim, damage or liability.

      (c) Procedure for Indemnification. Each party indemnified under paragraph (a) or (b) of this Section 7 shall, promptly after receipt of notice of any claim or the commencement of any action against such indemnified party in respect of which indemnity may be sought, notify the indemnifying party in writing of the claim or the commencement thereof; provided that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party on account of the indemnity agreement contained in paragraph (a) or (b) of this Section 7, except to the extent the indemnifying party was actually prejudiced by such failure, and in no event shall relieve the indemnifying party from any other liability which it may have to such indemnified party. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided that each indemnified party, its officers and directors, if any, and each person, if any, who controls such indemnified party within the meaning of the Securities Act, shall have the right to employ separate counsel reasonably approved by the indemnifying party to represent them if the named parties to any action (including any impleaded parties) include both such indemnified party and an indemnifying party or an affiliate of an indemnifying party, and such indemnified party shall have been advised by counsel either (i) that there may be one or more legal defenses available to such indemnified party that are different from or additional to those available to such indemnifying party or such affiliate or (ii) a conflict may exist between such indemnified party and such indemnifying party or such affiliate, and in that event the fees and expenses of one such separate counsel for all such indemnified parties shall be paid by the indemnifying party. An indemnified party will not enter into any settlement agreement which is not approved by the indemnifying party, which approval shall not to be unreasonably withheld. The indemnifying party may not agree to any settlement of any such claim or action which provides for any remedy or relief other than monetary damages for which the indemnifying party shall be responsible hereunder, without the prior written consent of the indemnified party, which shall not be unreasonably withheld, and any such settlement agreement shall contain a complete and unconditional release from liability of each indemnified party. Notwithstanding the foregoing, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by this Section 7, the indemnifying party agrees that it shall be liable for any settlement effected without its written consent if
 (i) such settlement is entered into more than 30 business days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of settlement. In any action hereunder as to which the indemnifying party has assumed the defense thereof with counsel reasonably satisfactory to the indemnified party, the indemnified party shall continue to be entitled to participate in the defense thereof, with counsel of its own choice, but, except as set forth above, the indemnifying party shall not be obligated hereunder to reimburse the indemnified party; for the costs thereof. In all instances, the indemnified party shall cooperate fully with the indemnifying party or its counsel in the defense of each claim or action.

      If the indemnification provided for in this Section 7 shall for any reason be unavailable to an indemnified party in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to herein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the indemnifying party on the one hand or the indemnified party on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission, but not by reference to any indemnified party's stock ownership in Parent. In no event, however, shall a Holder be required to contribute in excess of the amount of the net proceeds received by such Holder in connection with the sale of Registrable Securities in the offering which is the subject of such loss, claim, damage or liability.
 The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this paragraph shall be deemed to include, for purposes of this paragraph, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      8. Rules 144 and 145. Parent shall take such measures and file such information, documents and reports as shall be required by the SEC as a condition to the availability of Rules 144 and 145 (or any successor provisions).

      9.   No Transfer of Registration Rights.

      (a) Holders may not transfer any portion of their rights under this Agreement except that Holders may transfer such rights to transferees who agree in writing to the terms and conditions of this Agreement.

      (b) No transfer of registration rights pursuant to this Section shall be effective unless Parent has received written notice of an intention to transfer of at least 10 days prior to Holder's successor entering into a binding agreement to transfer Registrable Securities. Such notice need not contain proposed terms or name a proposed transferee. On or before the time of the transfer, Parent shall receive a written notice stating the name and address of any transferee and identifying the amount of Registrable Securities with respect to which the rights under this Agreement are being transferred and the nature of the rights to transferred.

      (c) After any such transfer, Holder shall retain its rights under this Agreement with respect to all other Registrable Securities owned by Holder.

      (d) Upon the request of Holder's successor, Parent shall execute a Registration Rights Agreement with such transferee or a proposed transferee substantially similar to this Agreement, and any demand registrations granted to such transferee shall limit the demand registrations to which Holder is entitled under Section 2(a) hereof.

      10.  Miscellaneous.

      (a) Injunctions. Each party acknowledges and agrees that irreparable damage would occur in the event that any of the provisions of this Agreement was not performed in accordance with its specific terms or was otherwise breached. Therefore, each party shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court having jurisdiction, such remedy being in addition to any other remedy to which such party may be entitled at law or in equity. Each party hereby irrevocably waives trial by jury.

      (b) Severability. If any term or provision of this Agreement held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms and provisions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and each of the parties shall use its reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term or provision.

      (c) Further Assurances. Subject to the specific terms of this Agreement, each of the parties hereto shall make, execute, acknowledge and deliver such other instruments and documents, and take all such other actions, as may be reasonably required in order to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby.

      (d) Waivers, etc. No failure or delay on the part of either party (or the intended third-party beneficiaries referred to herein) in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. No modification or waiver of any provision of this Agreement nor consent to any departure therefrom shall in any event be effective unless the same shall be in writing and signed by an authorized officer of each of the parties, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

      (e) Entire Agreement. This Agreement contains the final and complete understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties, whether written or oral, with respect to the subject matter hereof. The paragraph headings contained in this Agreement are for reference purposes only, and shall not affect in any manner the meaning or interpretation of this Agreement.

      (f) Counterparts. For the convenience of the parties, this Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which together shall be one and the same instrument.

      (g) Amendment. This Agreement may be amended only by a written instrument duly executed by an authorized officer of each of the parties.

      (h) Notices. Unless expressly provided herein, all notices, claims, certificates, requests, demands and other communications hereunder shall be in writing and shall be deemed to be duly given (i) when personally delivered or (ii) if mailed, registered or certified mail, postage prepaid, return receipt requested, on the date the return receipt is executed or the letter refused by the addressee or its agent or (iii) if sent by overnight courier which delivers only upon the signed receipt of the addressee, on the date the receipt acknowledgment is executed or refused by the addressee or its agent:

             (i)  if to Parent:

                  Proffitt's, Inc.
                  750 Lakeshore Drive
                  Birmingham, Alabama 35211
                  Attn: Mr. R. Brad Martin
                  Facsimile Number:  (205) 940-4468

                  Proffitt's, Inc.
                  750 Lakeshore Drive
                  Birmingham, Alabama 35211
                  Attn: Mr. Brian J. Martin, Esquire
                  Facsimile Number:  (205) 940-4468

                  with copies to:

                  James A. Strain, Esquire
                  Sommer & Barnard, PC
                  4000 Bank One Tower
                  Indianapolis, Indiana 46204
                  Facsimile Number: (317) 236-9802

            (ii)  if to the Representative:

                  Investcorp Management Services, LTD.
                  P.O. Box 1111
                  West Wind Building
                  Attn:  H. Richard Lukens III
                  Facsimile Number: (809) 949-7920

                  with copies to:

                  Charles K. Marquis, Esq.
                  Gibson, Dunn & Crutcher LLP
                  New York, NY 10166
                  Facsimile Number: (212) 351-4035

                  and

           (iii) if to a Holder of Registrable Securities, to the Representative who shall provide such communications to the Holders;

 or to such other address as may have previously furnished to the other party in writing in the manner set forth above.

      (i) GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WIT H AND BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF DELAWARE.

      (j) Assignment; Beneficiaries. Except as provided herein, the parties may not assign their rights under this Agreement. Parent may not delegate its obligations under this Agreement. Notwithstanding the foregoing, it is expressly understood, intended and agreed by the parties hereto that this Agreement is intended to benefit the Holders and that each of the Holders, together with such Holder's permitted successors, assigns and transferees, shall be a beneficiary of the respective rights, obligations, duties, privileges and responsibilities under this Agreement and shall be entitled to enforce the provisions hereof as though such Holder were a party hereto.


      IN WITNESS WHEREOF, Parent and the Company have caused this Agreement to be duly executed by their authorized representative as of the date first above written.


                              PARENT:

                                 PROFFITT'S, INC.,

                                    by  /s/  R. Brad Martin
                                      ---------------------------------
                                      Name:  R. Brad Martin
                                      Title: Chairman of the Board and
                                             Chief Executive Officer


                              STOCKHOLDERS:

                                 SAKS FIFTH AVENUE HOLDINGS II LTD.,

                                    by  /s/  Pat Tricarico
                                      ---------------------------------
                                      Name:  The Director Ltd.
                                      Title: Director


                                 SAKS FIFTH AVENUE INVESTMENTS II LTD.,

                                    by  /s/  Pat Tricarico
                                      ---------------------------------
                                      Name:  The Director Ltd.
                                      Title: Director


                                 SFA FOLIO LIMITED,

                                    by  /s/  Ken Shanahan
                                      ---------------------------------
                                      Name:  Martonmere Services Ltd.
                                      Title: Director


                                 SFA LABEL LIMITED,

                                    by  /s/  Ken Shanahan
                                      ---------------------------------
                                      Name:  Martonmere Services Ltd.
                                      Title: Director


                                 SFA COLLECTION LIMITED,

                                    by  /s/  Ken Shanahan
                                      ---------------------------------
                                      Name:  Martonmere Services Ltd.
                                      Title: Director


                                 SFA DESIGNER LIMITED,

                                    by  /s/  Ken Shanahan
                                      ---------------------------------
                                      Name:  Martonmere Services Ltd.
                                      Title: Director


                                 FLAIR LIMITED,

                                    by  /s/  Pat Tricarico
                                      ---------------------------------
                                      Name:  The Director Ltd.
                                      Title: Director


                                 CHEMICAL NOMINEES (GUERNSEY) LTD.,

                                    by  /s/  Larry W. Ingraham
                                      ---------------------------------
                                      Name:  Larry W. Ingraham
                                      Title: Director


                                 SAKS INVESTMENTS LIMITED,

                                    by  /s/  Pat Tricarico
                                      ---------------------------------
                                      Name:  The Director Ltd.
                                      Title: Director


                                 SAKS EQUITY LIMITED,

                                    by  /s/  Pat Tricarico
                                      ---------------------------------
                                      Name:  The Director Ltd.
                                      Title: Director


                                 SFA CAPITAL LIMITED,

                                    by  /s/  Pat Tricarico
                                      ---------------------------------
                                      Name:  The Director Ltd.
                                      Title: Director


                                 BALLET LIMITED,

                                    by  /s/  H. Richard Lukens, III
                                      ---------------------------------
                                      Name:  H. Richard Lukens, III
                                      Title: Authorized Signatory


                                 DENARY LIMITED,

                                    by  /s/  H. Richard Lukens, III
                                      ---------------------------------
                                      Name:  H. Richard Lukens, III
                                      Title: Authorized Signatory


                                 GLEAM LIMITED,

                                    by  /s/  H. Richard Lukens, III
                                      ---------------------------------
                                      Name:  H. Richard Lukens, III
                                      Title: Authorized Signatory


                                 HIGHLANDS LIMITED,

                                    by  /s/  H. Richard Lukens, III
                                      ---------------------------------
                                      Name:  H. Richard Lukens, III
                                      Title: Authorized Signatory


                                 NOBLE LIMITED,

                                    by  /s/  H. Richard Lukens, III
                                      ---------------------------------
                                      Name:  H. Richard Lukens, III
                                      Title: Authorized Signatory


                                 OUTRIGGER LIMITED,

                                    by  /s/  H. Richard Lukens, III
                                      ---------------------------------
                                      Name:  H. Richard Lukens, III
                                      Title: Authorized Signatory


                                 QUILL LIMITED,

                                    by  /s/  H. Richard Lukens, III
                                      ---------------------------------
                                      Name:  H. Richard Lukens, III
                                      Title: Authorized Signatory


                                 RADIAL LIMITED,

                                    by  /s/  H. Richard Lukens, III
                                      ---------------------------------
                                      Name:  H. Richard Lukens, III
                                      Title: Authorized Signatory


                                 SHORELINE LIMITED,

                                    by  /s/  H. Richard Lukens, III
                                      ---------------------------------
                                      Name:  H. Richard Lukens, III
                                      Title: Authorized Signatory


                                 ZINNIA LIMITED,

                                    by  /s/  H. Richard Lukens, III
                                      ---------------------------------
                                      Name:  H. Richard Lukens, III
                                      Title: Authorized Signatory





                                EXHIBIT A


 Saks Fifth Avenue Holdings II Ltd
 Saks Fifth Avenue Investments II Ltd.
 SFA Folio Limited
 SFA Label Limited
 SFA Collection Limited
 SFA Designer Limited
 Flair Limited
 Chemical Nominees (Guernsey) Ltd.
 Saks Investments Limited
 Saks Equity Limited
 SFA Capital Limited
 Ballet Limited
 Denary Limited
 Gleam Limited
 Highlands Limited
 Noble Limited
 Outrigger Limited
 Quill Limited
 Radial Limited
 Shoreline Limited
 Zinnia Limited